AMENDMENT NO. 1
This AMENDMENT NO. 1 dated as of May 16, 2024 (this “Amendment”), to the Third
Amended and Restated Credit Agreement, dated as of February 2, 2024 (as amended, restated, supplemented or otherwise modified prior to giving effect to this Amendment, the “Existing Credit
Agreement” and, as amended pursuant to this Amendment, the “Amended Credit Agreement”), among
OCCIDENTAL PETROLEUM CORPORATION, a Delaware corporation (the “Borrower”), the Banks from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), is entered into by and among the Borrower, the Administrative
Agent, CHINA CONSTRUCTION BANK CORPORATION, as an Increasing Bank (in such capacity, the
“Amendment No. 1 Increasing Bank”), and each Issuing Bank.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
WHEREAS, the Borrower has requested, in accordance with Section 4.01(b) of the
Existing Credit Agreement, a Commitment Increase in an aggregate principal amount of $150,000,000 (the
“Amendment No. 1 Commitment Increase”) and that certain provisions of the Existing Credit Agreement be amended upon the terms and subject to the conditions set forth herein to effectuate the foregoing; and
WHEREAS, the Amendment No. 1 Increasing Bank is willing to extend the Amendment
No. 1 Commitment Increase to the Borrower, and each of the Administrative Agent and the Issuing Banks are willing to consent thereto, on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, the parties hereto agree as follows:
Section 1.Rules of Construction.  The rules of construction specified in Section 1.05 of the
Existing Credit Agreement shall apply to this Amendment, mutatis mutandis, including the terms defined in the preamble hereto.
Section 2.Amendments to Existing Credit Agreement.  On the Amendment No. 1 Effective
Date (as defined below), the Existing Credit Agreement shall hereby be amended by amending and restating
Schedule I to the Existing Credit Agreement in its entirety as set forth in Exhibit A hereto.
Section 3.Commitment Increase.
(a)The Borrower confirms and agrees that it has requested the Amendment No. 1
Commitment Increase pursuant to, and on the terms set forth in, Section 4.01(b) of the Existing Credit
Agreement. This Amendment shall be deemed to satisfy the notice requirement set forth in Section
4.01(b)(i) of the Existing Credit Agreement with respect to a Commitment Increase.
(b)The Amendment No. 1 Increasing Bank agrees that, on the Amendment No. 1
Effective Date and in accordance with and pursuant to the terms and conditions of this Amendment and the
Existing Credit Agreement, the Amendment No. 1 Increasing Bank will extend to the Borrower the
Amendment No. 1 Commitment Increase.  Each party hereto agrees that, from and after the Amendment
No. 1 Effective Date, (i) the Amendment No. 1 Increasing Bank shall be deemed to be a “Bank” for all purposes of the Amended Credit Agreement and (ii) the Amendment No. 1 Increasing Bank shall be a party to the Amended Credit Agreement, shall be entitled to all rights, benefits and privileges accorded a Bank under the Amended Credit Agreement and shall be subject to all obligations of a Bank under the Amended
Credit Agreement, in each case, in respect of the Amendment No. 1 Commitment Increase and any
Revolving Credit Loans made in connection therewith.
Execution Version
(c)The parties hereto hereby acknowledge and agree that from and after the
Amendment No. 1 Effective Date, (i) the Amendment No. 1 Commitment Increase and any revolving credit loans made in respect of the Amendment No. 1 Commitment Increase shall (A) constitute a Revolving
Credit Commitment and Revolving Credit Loans, respectively, for all purposes of the Amended Credit
Agreement and (B) be established as an increase of, shall have the same terms as, and shall, to the extent permitted under applicable law, be treated, and deemed, as comprising a single class with, the Revolving
Credit Commitments and any Revolving Credit Loans, as applicable, outstanding immediately prior to the
Amendment No. 1 Effective Date for all purposes of the Amended Credit Agreement and (ii) each reference in the Amended Credit Agreement to (A) “Revolving Credit Commitments” shall be deemed to include the
Amendment No. 1 Commitment Increase and (B) “Revolving Credit Loans” shall be deemed to include revolving credit loans made in respect of the Amendment No. 1 Commitment Increase.
(d)The Amendment No. 1 Increasing Bank (i) confirms that it has received a copy of the Existing Credit Agreement and the schedules and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) acknowledges that none of the
Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any such Agent hereafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by such Agent to the Amendment No. 1 Increasing Bank; (iii) represents to each Agent that it has, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to enter into this Amendment and to extend the Amendment No. 1 Commitment Increase to the
Borrower; (iv) agrees that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Amended Credit
Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower; (v) appoints and authorizes the Administrative Agent as its agent under the Amended Credit Agreement and hereby authorizes the Administrative Agent to take such action on its behalf and to exercise such rights, remedies, powers and privileges thereunder as are specifically authorized to be exercised by the Administrative Agent by the terms of the Amended Credit Agreement, together with such rights, remedies, powers and privileges as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with the terms of the
Amended Credit Agreement all of the obligations which by the terms thereof are required to be performed by it as an Increasing Bank and a Bank.
Section 4.Conditions to Effectiveness.  The effectiveness of this Amendment and the
Amendment No. 1 Commitment Increase is subject solely to the satisfaction (or waiver by the Amendment
No. 1 Increasing Bank, the Issuing Banks and the Required Banks in accordance with the terms of the
Existing Credit Agreement) of the following conditions (the date of such satisfaction or waiver, the
“Amendment No. 1 Effective Date”):
(a)The Administrative Agent (or its counsel) shall have received:
(i)from the Borrower, the Amendment No. 1 Increasing Bank and each
Issuing Bank either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(ii)the signed certificate of a Senior Vice President or a Vice President and the
Secretary or an Assistant Secretary of the Borrower, dated the Amendment No. 1 Effective Date in form and substance reasonably acceptable to the Administrative Agent and special counsel to the Administrative
Agent, certifying (A) a true and correct copy and/or extract of resolutions adopted by the Board of Directors of the Borrower which authorize the execution, delivery and performance by the Borrower of this
Amendment, (B) a signed Certificate of the Secretary of State of the State of Delaware, in regular form (as of a date shortly before the Amendment No. 1 Effective Date), listing and attaching the Restated Certificate of Incorporation of the Borrower and each amendment, if any, thereto, together with the certificates of designation of preferences of preferred stock and the certificates of merger or ownership, on file in the office of such Secretary of State and stating that such documents are the only charter documents of the
Borrower on file in such office filed on the date the Restated Certificate of Incorporation was filed or thereafter, (C) a true and complete copy of the By-laws of the Borrower as in effect on the Amendment No.
1 Effective Date, (D) the incumbency and specimen signatures of officers of the Borrower executing this
Amendment and any other document delivered to the Administrative Agent on the Amendment No. 1
Effective Date and (E) a signed Certificate of the Secretary of State of the State of Delaware, in regular form (as of a date shortly before the Amendment No. 1 Effective Date), certifying that the Borrower is duly incorporated and in good standing in the State of Delaware (provided that in lieu of certifying and attaching any document required by subclause (B), (C) or (D) of this clause (ii), the certificate required by this clause
(ii) may instead contain a certification that such document has not been modified or supplemented since the
Borrower’s delivery thereof to the Administrative Agent on the Effective Date pursuant to Section 7.01 of the Existing Credit Agreement);
(iii)an Officer’s Certificate, dated as of the Amendment No. 1 Effective Date, certifying as to compliance with the conditions set forth in Sections 4(b) and 4(c) below as of the
Amendment No. 1 Effective Date; and
(iv)the signed opinion of Cravath, Swaine & Moore LLP, dated the
Amendment No. 1 Effective Date and given upon the express instructions of the Borrower, as to the enforceability of this Amendment and as to such other matters as the Administrative Agent may reasonably request, in form and substance reasonably acceptable to the Administrative Agent and special counsel to the Administrative Agent;
(v)to the extent required to effectuate the provisions of Section 5(c) hereof, a notice in accordance with Section 2.01 of the Existing Credit Agreement.
(b)The representations and warranties on the part of the Borrower contained in this
Amendment and the Existing Credit Agreement (other than the representations and warranties set forth in the second sentence of Section 5.01(e) of the Existing Credit Agreement, in Section 5.01(f) of the Existing
Credit Agreement and in Section 5.01(l) of the Existing Credit Agreement) shall be true and correct in all material respects at and as of the Amendment No. 1 Effective Date, as though made on and as of such date
(except to the extent that such representations and warranties expressly relate solely to an earlier date).
(c)No Event of Default and no Unmatured Event of Default (other than any
Unmatured Event of Default which occurs as a result of a Bank Funding Default) shall have occurred and be continuing on the Amendment No. 1 Effective Date or would result from the effectiveness of this
Amendment.
(d)The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced at least two
Business Days prior to the Amendment No. 1 Effective Date, reimbursement or payment of all out-of-
pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower hereunder or under any other agreement entered into by any of the Agents and the Banks, on the one hand, and the Borrower or any of its Subsidiaries, on the other hand.
(e)(i) The Amendment No. 1 Increasing Bank shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that shall have been reasonably requested at least five Business Days prior to the Amendment No. 1 Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Amendment No. 1 Effective Date, if the Amendment No. 1 Increasing Bank
has requested, in a written notice to the Borrower at least 10 days prior to the Amendment No. 1 Effective
Date, a Beneficial Ownership Certification in relation to the Borrower, it shall have received such
Beneficial Ownership Certification (provided that, upon the execution and delivery by the Amendment No.
1 Increasing Bank of its signature page to this Amendment, the condition set forth in this subclause (ii) shall be deemed to be satisfied).
The Administrative Agent shall notify the Borrower and the Banks of the Amendment
No. 1 Effective Date, and such notice shall be conclusive and binding.
Section 5.Effects of this Amendment.
(a)This Amendment is an “Accession Agreement” referred to in Section 4.01(b) of the
Existing Credit Agreement.  Except as expressly set forth herein, this Amendment (i) shall not (and shall not be deemed to) limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the
Banks or the Administrative Agent under the Existing Credit Agreement and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements of the
Borrower contained in the Existing Credit Agreement or any other provision of the Existing Credit
Agreement, all of which are ratified and affirmed by the Borrower in all respects and shall continue in full force and effect.  This Amendment shall not constitute a novation of the Existing Credit Agreement.
(b)On and after the Amendment No. 1 Effective Date, each reference in the Existing
Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the
Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
(c)On the Amendment No. 1 Effective Date, (i) the aggregate principal amount of the
Revolving Credit Loans outstanding (for the purposes of this Section 5(c), the “Initial Loans”) immediately prior to giving effect to the Amendment No. 1 Commitment Increase on the Amendment No. 1 Effective
Date, if any, shall be deemed to be repaid, (ii) after the effectiveness of the Amendment No. 1 Commitment
Increase, the Borrower shall be deemed to have made new Revolving Credit Borrowings (for the purposes of this Section 5(c), the “Subsequent Borrowings”) in an aggregate principal amount equal to the aggregate principal amount of the Initial Loans and of the types and for the Interest Periods specified in a notice delivered to the Administrative Agent in accordance with Section 2.01 of the Amended Credit Agreement,
(iii) each Bank shall pay to the Administrative Agent in same day funds an amount equal to the difference, if positive, between (x) such Bank’s Proportional Share (calculated after giving effect to the Amendment
No. 1 Commitment Increase) of the Subsequent Borrowings and (y) such Bank’s Proportional Share
(calculated without giving effect to the Amendment No. 1 Commitment Increase) of the Initial Loans,
(iv) after the Administrative Agent receives the funds specified in clause (iii) above, the Administrative
Agent shall pay to each Bank the portion of such funds that is equal to the difference, if positive, between
(1) such Bank’s Proportional Share (calculated without giving effect to the Amendment No. 1 Commitment
Increase) of the Initial Loans and (2) such Bank’s Proportional Share (calculated after giving effect to the
Amendment No. 1 Commitment Increase) of the amount of the Subsequent Borrowings, (v) the Amendment
No. 1 Increasing Bank and each other Bank shall be deemed to hold its Proportional Share of each Subsequent Borrowing (each calculated after giving effect to the Amendment No. 1 Commitment
Increase) and (vi) the Borrower shall pay the Amendment No. 1 Increasing Bank and each other Bank any and all accrued but unpaid interest on the Initial Loans.  The deemed payments made pursuant to clause (i)
above in respect of each Adjusted Term SOFR Rate Loan shall be subject to indemnification by the
Borrower pursuant to the provisions of Section 3.04 of the Amended Credit Agreement if the Amendment
No. 1 Effective Date occurs other than on the last day of the Interest Period relating thereto and breakage costs result.
Section 6.Representations and Warranties.  In order to induce the Administrative Agent, the Amendment No. 1 Increasing Bank and the Issuing Banks to enter into this Amendment, the Borrower represents and warrants to such parties that (a) the Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment, (b) the execution and delivery by the
Borrower of this Amendment and the performance by the Borrower of its obligations under this
Amendment have been duly authorized by all necessary corporate action (including any necessary stockholder action) on the part of the Borrower, (c) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law).
Section 7.Miscellaneous.
(a)Entire Agreement; Amendment, Modification and Waiver.  This Amendment
and the Amended Credit Agreement constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede all previous agreements and understandings, oral and written, relating to the subject matter hereof.  This Amendment may not be amended, modified or waived, except by an instrument or instruments in writing, signed and delivered by each of the parties hereto and in accordance with the provisions of Section 10.01 of the Amended Credit Agreement.
(b)Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(c)Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-
based recordkeeping system, as the case may be.

(d)Headings.  Article and Section headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.
(e)Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL
PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE
WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
(f)Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto (including any affiliate of any Issuing Bank that issues any Letter of Credit) and their respective successors and permitted assigns.
(g)Miscellaneous Provisions.  The provisions of Section 10.14 of the Existing Credit
Agreement are hereby incorporated by reference and apply mutatis mutandis hereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
OCCIDENTAL PETROLEUM CORPORATION,
as the Borrower
By:/s/ Jaime Casas
Name: Jaime Casas
Title: Vice President and Treasurer
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent
By:/s/ Sofia Barrera Jaime
Name: Sofia Barrera Jaime
Title: Vice President
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
CHINA CONSTRUCTION BANK
CORPORATION, as the Amendment No. 1 Increasing
Bank
By:/s/ Lihua Guo
Name: Lihua Guo
Title: Deputy General Manager
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
JPMORGAN CHASE BANK, N.A.,
as an Issuing Bank
By:/s/ Sofia Barrera Jaime
Name: Sofia Barrera Jaime
Title: Vice President
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
Bank of America, N.A., as an Issuing Bank
By:/s/ Ajay Prakash
Name: Ajay Prakash
Title:  Director
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
CITI BANK, N.A., as an Issuing Bank
By:/s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
HSBC Bank USA, National Association, as an Issuing
Bank
By:/s/ Balaji Rajgopal
Name: Balaji Rajgopal
Title: Managing Director
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
MUFG BANK, LTD., as an Issuing Bank
By:/s/ Anastasiya Bykov
Name: Anastasiya Bykov
Title: Authorized Signatory
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
ROYAL BANK OF CANADA, as an Issuing Bank
By:/s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
STANDARD CHARTERED BANK, as an Issuing Bank
By:/s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director, Financing Solutions
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
Sumitomo Mitsui Banking Corporation, as an Issuing
Bank
By:/s/ Alkesh Nanavaty
Name: Alkesh Nanavaty
Title: Executive Director
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
THE TORONTO-DOMINION BANK, NEW YORK
BRANCH, as an Issuing Bank
By:/s/ Lionel Baptista
Name: Lionel Baptista
Title: Authorized Signatory
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Issuing Bank
By:/s/ Michael Real
Name: Michael Real
Title: Managing Director
[OCCIDENTAL PETROLEUM CORPORATION - SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]
Exhibit A
SCHEDULE I to
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
AMOUNTS OF REVOLVING CREDIT COMMITMENTS

NAME OF BANK	TOTAL REVOLVING CREDIT COMMITMENT
JPMorgan Chase Bank, N.A.	$270,000,000.00
Bank of America, N.A.	$270,000,000.00
Citibank, N.A.	$270,000,000.00
HSBC Bank USA, National Association	$270,000,000.00
MUFG Bank, Ltd.	$270,000,000.00
Royal Bank of Canada	$270,000,000.00
Standard Chartered Bank	$270,000,000.00
Sumitomo Mitsui Banking Corporation	$270,000,000.00
The Toronto-Dominion Bank, New York Branch	$270,000,000.00
Wells Fargo Bank, National Association	$270,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$150,000,000.00
Bank of China New York Branch	$150,000,000.00
Barclays Bank PLC	$150,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	$150,000,000.00
China Construction Bank Corporation	$150,000,000.00
Mizuho Bank, LTD.	$150,000,000.00
PNC Bank, National Association	$150,000,000.00
The Bank of Nova Scotia, Houston Branch	$150,000,000.00
U.S. Bank National Association	$150,000,000.00
Riyad Bank Houston Agency	$50,000,000.00
The Bank of New York Mellon	$50,000,000.00
TOTAL COMMITMENT AMOUNT	$4,150,000,000.00